This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein.  It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy.  This material is based on information that Morgan Stanley & Co. Incorporated (“Morgan Stanley”) considers reliable.  Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.  Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum.  Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.  The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material impact on any returns detailed.  Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in.  Additional information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results.  Price and availability are subject to change without notice.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.  To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd.  We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Security X1
Scenario 20C
Avg Life: 1.7816 Total Interest: 13,485,440.07
Per	Date	Balance	Principal	Interest	Coupon	Total
						Cash
0	12/1/2003	941,770,000.00	0	0	-1	0
1	1/20/2004	907,321,343.13	-	627,846.67	0.8	627,846.67
2	2/20/2004	874,087,313.63	-	604,880.90	0.8	604,880.90
3	3/20/2004	842,025,177.98	-	582,724.88	0.8	582,724.88
4	4/20/2004	811,093,612.99	-	561,350.12	0.8	561,350.12
5	5/20/2004	781,252,752.65	-	540,729.08	0.8	540,729.08
6	6/20/2004	752,464,136.68	-	520,835.17	0.8	520,835.17
7	7/20/2004	724,690,660.98	-	501,642.76	0.8	501,642.76
8	8/20/2004	697,896,529.80	-	483,127.11	0.8	483,127.11
9	9/20/2004	672,047,209.64	-	465,264.35	0.8	465,264.35
10	10/20/2004	647,109,384.69	-	448,031.47	0.8	448,031.47
11	11/20/2004	623,050,913.94	-	431,406.26	0.8	431,406.26
12	12/20/2004	599,840,789.72	-	415,367.28	0.8	415,367.28
13	1/20/2005	577,449,097.75	-	399,893.86	0.8	399,893.86
14	2/20/2005	555,846,978.58	-	384,966.07	0.8	384,966.07
15	3/20/2005	535,006,590.40	-	370,564.65	0.8	370,564.65
16	4/20/2005	514,901,073.16	-	356,671.06	0.8	356,671.06
17	5/20/2005	495,504,513.94	-	343,267.38	0.8	343,267.38
18	6/20/2005	476,791,913.56	-	330,336.34	0.8	330,336.34
19	7/20/2005	458,739,154.35	-	317,861.28	0.8	317,861.28
20	8/20/2005	441,322,969.09	-	305,826.10	0.8	305,826.10
21	9/20/2005	425,141,004.74	-	294,215.31	0.8	294,215.31
22	10/20/2005	409,540,579.44	-	283,427.34	0.8	283,427.34
23	11/20/2005	394,500,994.29	-	273,027.05	0.8	273,027.05
24	12/20/2005	380,002,283.67	-	263,000.66	0.8	263,000.66
25	1/20/2006	366,025,189.32	-	253,334.86	0.8	253,334.86
26	2/20/2006	352,551,135.34	-	244,016.79	0.8	244,016.79
27	3/20/2006	339,562,204.04	-	235,034.09	0.8	235,034.09
28	4/20/2006	327,041,112.77	-	226,374.80	0.8	226,374.80
29	5/20/2006	314,971,191.38	-	218,027.41	0.8	218,027.41
30	6/20/2006	303,336,360.57	-	209,980.79	0.8	209,980.79
31	7/20/2006	292,121,111.04	-	202,224.24	0.8	202,224.24
32	8/20/2006	281,310,483.35	-	194,747.41	0.8	194,747.41
33	9/20/2006	270,890,048.44	-	187,540.32	0.8	187,540.32
34	10/20/2006	260,845,888.87	-	180,593.37	0.8	180,593.37
35	11/20/2006	251,164,580.76	-	173,897.26	0.8	173,897.26
36	12/20/2006	241,833,176.36	-	167,443.05	0.8	167,443.05
37	1/20/2007	233,305,687.73	-	161,222.12	0.8	161,222.12
38	2/20/2007	225,078,894.25	-	155,537.13	0.8	155,537.13
39	3/20/2007	217,142,192.85	-	150,052.60	0.8	150,052.60
40	4/20/2007	209,485,354.32	-	144,761.46	0.8	144,761.46
41	5/20/2007	202,098,510.21	-	139,656.90	0.8	139,656.90
42	6/20/2007	0.00	-	134,732.34	0.8	134,732.34
Total			-	13,485,440.07		13,485,440.07